Chartwell
                                                             DIVIDEND AND INCOME
                                                                      Fund, Inc.

                               Semi-Annual Report
                                  May 31, 1999

                            CHARTWELL
                            INVESTMENT
                            PARTNERS

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend & Income Fund [the 'Fund'] was created with the primary objective of seeking high current income with long-term capital appreciation as a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with approximately 150 securities, which is subject to change. The Chartwell Dividend & Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

LEVERAGE

The Fund has the ability to increase the assets of the portfolio through leverage. Leverage is a tool available to closed-end mutual funds and can contribute to current income and capital appreciation. Of course, there is no guarantee of positive returns and there is potential for losses. Leverage assures a higher degree of volatility and more sensitivity to interest rate fluctuations and stock market changes. Currently, the Fund is not leveraged, but has the ability to leverage to a maximum of 33% of the Fund's net assets.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated 'Ba1' or lower by Moody's Investors Service, Inc. or 'BB+' or lower by Standard & Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, REITs and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

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                               C H A R T W E L L
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,
It is my pleasure to write this letter as a means of providing you information about the performance, expectations, strategy and objectives of the Chartwell Dividend & Income Fund. For the six months ended May 31, 1999, the net asset value (NAV) of the Fund provided an aggregate total return of 1.99%. During that same time period, the market value of the Fund had a total return of (2.26%). As of May 31, 1999, the net assets of the Fund were $214,526,368, corresponding to an NAV of $13.81. In this letter, we will discuss 1) the performance of the Fund, 2) the market environment of the past 6 months, and 3) our strategy going forward and why we believe the Fund continues to be an excellent investment vehicle.

Our primary investment objective is to seek high current income, while capital appreciation is a secondary objective. For the six months ended May 31, 1999, the Fund paid $0.62 cents per share in dividend payments. At the date of this report, with the share price at $13.25 and monthly distributions of 10.33 cents per share, the annualized cash distribution rate to shareholders is 9.36% per annum.

The market price of the Fund fell trading from $14.19 on November 30, 1998 to $13.25 on May 31, 1999. During that same period, the Fund's stock traded from a 0.12% premium to NAV to a 3.99% discount to NAV. Many income securities across the investment spectrum performed poorly during this period, as rising interest rates and a broadened focus on future earnings growth superseded demand for high current income. However, many of the portfolio securities are priced very attractively, and we believe Treasury yields will stabilize. Because of this, the portfolio may be well positioned to provide high current income, as well as potential capital gains opportunities going forward during the remainder of 1999 and into next year.

In terms of performance attribution, high-yield bonds [representing 41.6% of your Fund] returned 1.45% for the reporting period; convertible bonds and preferred stock [representing 23.0% of the Fund] returned 3.50% for the reporting period; and all other equities [representing 34.4% of the Fund] returned 3.55% for the reporting period.

We believe the outlook for the Fund is excellent and thank you for your continued confidence in our portfolio management team and in the Chartwell Dividend & Income Fund.

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                               C H A R T W E L L
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999


Insert Line graph

Line graph depicting the market price of the Fund compared to the net asset value of the Fund. Beginning and ending values are:

                           11/27/98                   5/28/99
Price                      $14.50                     $13.25
Net Asset Value            $14.24                     $13.80



PORTFOLIO MANAGERS' DISCUSSION
During the first half of 1999 the important economic factors contributing to the performance of both your Fund and the broader markets were the increase in interest rates and the resurgence of economically sensitive companies in both the equity and fixed-income markets. First, the yield on the 30-year Treasury Bond increased from 5.06% to 5.83% for the period from November 30, 1998, to May 31, 1999, as the financial markets recovered from the crises which occurred during the fall of 1998. As a result of a movement back into growth-oriented investment vehicles, the prices of many yield-oriented securities fell in tandem with the increase in interest rates. Most of our asset classes, including high-yield bonds, yield-oriented convertibles, REITs and utility stocks, are included in this group. Beyond interest rates, the best performance in both equity and bond markets came from economically sensitive sectors of the market such as capital goods, basic industries, energy and transportation. Beginning in April, REITs and utilities also began to outperform the broader markets. Our style of investing in income-producing assets is well suited to an environment where a value style flourishes. Our focus encompasses investing in the debt and equities of firms with improving ability to generate cash flows and earnings. We seek to limit our risk by requiring high yields and low relative historical prices. This discipline is demonstrated in each of our asset classes, as discussed below.

HIGH-YIELD BONDS

From November 30, 1998 to May 31, 1999, the high-yield market returned 2.55% with income the impetus for the positive return. Price return for this period was negative, as interest rates increased. February and May were particularly difficult months for this asset class due to the large new issue calendar, weak secondary market momentum, large mutual fund outflows, and investor and dealer preference for liquidity. Despite this, lower credit tier securities outperformed their higher-quality counterparts by a wide margin. Partially offsetting the outperformance of riskier assets so far in 1999 has been the recent increase in the defaults in $U.S. denominated high-yield debt. The 12-month rolling default rate increased to over 2%, up from the 1.2% default rate in 1998.

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                               C H A R T W E L L
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999



Insert Pie Chart

A pie chart depicting the Fund's asset allocation as of May 31, 1999:

Industrial/Financial Common Stock                       3%
Utilities Common Stock                                  13%
REITs Common Stock                                      16%
Fixed Income Securities                                 42%
Cash                                                    1%
Convertible Securities                                  23%



The yield to maturity of the market increased from 10.30% over the period to 10.74% as interest rates increased, although the yield premium to equivalent maturity Treasuries actually tightened from 559 basis points on November 30, 1998 to 512 basis points on May 31, 1999. This yield spread premium still remains on the historically wide side. Year-to-date issuance remains well ahead of last year's levels with a strong forward calendar. Investor preference remains with the larger, more liquid credits, which should benefit our investment strategy. The high-yield portfolio continues to be focused on higher-quality names within the high-yield universe, which minimizes downside risk. These bonds are expected to contribute a significant percentage of the current income of the Fund, even in difficult market environments. In addition, the Fund typically looks for bond issuers with growing cash flows and improving credit profiles.

CONVERTIBLE BONDS AND PREFERRED STOCKS

Within convertibles, as within equities, a large divergence developed between the performance of high-income securities and growth focused securities. The difference lay in a significant number of Internet-related and high technology companies issuing low-yielding, highly equity sensitive convertibles, which drove the equity alternative index. At the same time, higher-yielding convertibles in more earnings-intensive industries were hurt by rising interest rates.

Our strategy has continued to focus on contributing to the dividend through investments in higher-yielding convertibles and seeking to reduce individual security risk by maintaining our largest holdings in large cap companies with stready cash flow, such as Texas Utilities Company 'Prides.' We have maintained positions in companies with higher growth prospects predominantly through convertible bonds, which offer greater downside protection. Examples include Activision, Inc., National Data Corporation, and ITC/Deltacom, Inc.

REAL ESTATE INVESTMENT TRUST (REITS)

After a slow beginning for REITS at the outset of 1999, the sector rebounded during the first quarter. Continued strong fundamental performance along with a few choice investments in the sector by none other than Warren Buffet, paved the way for the turn around. Just as the lodging group bore the brunt of the 1998 REIT decline, many names in this sector rebounded as GDP, consumer confidence and other relevant indicators of growth and sentiment continued to surprise on the upside. Our holdings in Starwood Hotels & Resorts, Hospitality Properties Trust and LaSalle Hotel Properties all benefited from this trend. Office REITS performed exceptionally well and we steadily increased our weighting in this area with the additions of Alexandria Real Estate Equities, Inc., Boston Properties, Inc., Reckson Associates Realty Corporation and SL Green Realty Corp. Looking ahead, we expect in the near term to concentrate our holdings in the office, industrial and storage markets, while seeking further reductions in the healthcare sector. As of May 31, 1999, the five largest REIT holdings were:
Alexandria Real Estate Equities, Inc.; Crescent Real Estate Equities Company; Healthcare Realty Trust, Inc.; Charles E. Smith Residential Realty, Inc.; and

Weeks Corporation (now Duke-Weeks Realty Corp.).

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

UTILITY COMMON STOCK

During the first and second quarters of 1999, most utility stocks trailed the major averages, though a select few exhibited good relative performance. In particular, some traditional utility shares benefited from a focus on embedded assets with appealing strategic value such as natural gas distribution and pipelines, telecommunication holdings and select generation capabilities. We fully expect this trend to continue throughout the remainder of the year. Our positions in SCANA Corporation, BEC Energy and Avista Corporation all benefited from market recognition of these types of assets. We continue to believe in the prospects for natural gas and pipeline companies as well and added names such as Columbia Energy Group, Consolidated Natural Gas Company, KeySpan Energy Corporation, NICOR Inc. and NiSource Inc. to increase the Fund's weighting in this sector. As convergence increases between electric and natural gas utilities, these companies are well positioned and should participate in the ensuing consolidation. Once again our stable of telecommunication stocks performed quite well. Our position in Frontier Corporation was sold after a significant run-up following a bid by Global Crossing. In addition, our holdings in BCE, Inc. and GTE Corporation rose during the period. Most recently our U S West, Inc. holding has been the subject of a takeover battle between the same Global Crossing and Quest Communications. As yield and total return prospects permit, we will look to add additional telecommunication positions throughout the year. As of May 31, 1999, the five largest holdings in the sector were:
Consolidated Natural Gas Company; USEC Inc.; Illinova Corporation; Western Resources Inc.; and MCN Energy Group, Inc.

OUTLOOK AND STRATEGY

For the remainder of 1999, we intend to continue our primary focus of investing in securities that we believe offer high current income and long-term capital appreciation opportunities. Over the long run, we believe this will be a sound and profitable strategy. For example, dividend income, with dividends reinvested, has represented approximately 40% of the total return of large-capitalization stocks from 1926 through 1997*. In addition, high-yield corporate bonds have outperformed other fixed-income classes over the long run as well.

Interest rates will prove crucial to our investment process during the remainder of 1999. We believe the danger of more Fed tightening has been reduced, given current yield levels. From the current 6% level, long bond yields are not expected to increase above 6.5% this year and we believe they could eventually fall back to the 5.75% level over time. This is based on key measures of inflation such as the Consumer Price Index maintaining a 2-2.5% level and real Gross Domestic Product growth of 3-4%. In that environment, income securities could provide consistent returns.

------------
*Ibbotson Associates, Stocks, Bonds, Bills, and Inflation 1998 Yearbook.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

In addition, the Fund will continue to shift the focus of the portfolio toward securities in sectors of the market that appear undervalued. For instance, many equities in banking and finance are inexpensive on a relative historical basis and offer high current yields. REITs in general are selling near historically low relative price/cash flow levels. We expect to continue to invest in small cap companies, as well as economically sensitive sectors through convertible and non-convertible debt.

In terms of our investment strategy and execution, we expect few changes. There is an opportunity to increase the flexibility of the asset allocation process because of the high levels of current yield in the market. This will allow the Fund to invest in securities with capital appreciation potential. In addition, there may be an opportunity to leverage the Fund at some point during the second half of 1999.

CWF continues to offer the possibility of excellent investment returns, trading at a modest discount to NAV and an annualized current distribution rate of 9.36%. We are confident that our income strategy, investment process and individual execution will continue to seek consistent current income and long-term capital appreciation. This report is designed to increase your understanding of the investments of CWF and we hope that it accomplished that goal. Thank you for your confidence in the Chartwell Dividend & Income Fund.

Sincerely,


                                         Bernard P. Schaffer
Winthrop S. Jessup                       Portfolio Manager
Chairman and President


PORTFOLIO MANAGEMENT TEAM


                                         Andrew L. Newcomb
                                         Portfolio Manager
Bernard P. Schaffer                      REITs and Utility Common Stock
Portfolio Manager
Equities

                                         Doster J. Esh
                                         Portfolio Analyst
                                         Convertible Debt and Preferred Stock
Leslie M. Varrelman
Portfolio Manager
Fixed Income

Christine F. Williams
Portfolio Manager
Fixed Income


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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

UTILIZATION OF LEVERAGE

The Chartwell Dividend & Income Fund expects to utilize leverage through the issuance of commercial paper, which will be sometime in the latter half of 1999. Current market conditions are favorable, allowing the Fund the potential to realize a higher net return on assets in the portfolio. Initially, it is expected that the Fund will be leveraged at a level between 20%-25% of its total assets (including the amount obtained from the leverage), or $60 million. We anticipate receiving favorable ratings from both Moody's and S&P on the commercial paper. This should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences significant capital losses. Therefore, the addition of leverage also increases the potential volatility of the Fund.

DIVIDENDS & DISTRIBUTIONS

The Fund intends to distribute a monthly fixed amount to shareholders in the amount of $0.1033 per share. If, for any monthly distribution, net investment income (which term includes net realized short-term capital gain) is less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income not distributed during the year, as well as net capital gains realized during the year, if any. If, for any calendar year, the total distributions exceed net investment income and net realized capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

DISCUSSION OF Y2K ISSUES

Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at Chartwell Investment Partners are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. Each service provider has informed the Fund that it is taking steps to prepare for Year 2000 compliance. The service providers and the Fund will continue to develop contingency plans during fiscal year 1999. Chartwell Investment Partners is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (unaudited)


                                                    NUMBER OF   MARKET VALUE
COMMON STOCK--34.4%                                  SHARES       (NOTE 1)
                                                   -----------  -------------

BANKING & FINANCE--2.1%
Bank of America Corporation......................       11,316  $     732,004
Bank One Corporation.............................       32,400      1,832,625
Union Planters Corporation.......................       50,000      2,065,625
                                                                -------------
                                                                    4,630,254
                                                                -------------
CONSUMER NON-DURABLE--0.4%
Philip Morris Companies Inc......................       20,000        771,250
                                                                -------------
                                                                      771,250
                                                                -------------
FOOD--0.4%
Flowers Industries, Inc..........................       40,000        890,000
                                                                -------------
                                                                      890,000
                                                                -------------
HEALTHCARE--0.6%
Baxter International Inc. .......................       20,000      1,291,250
                                                                -------------
                                                                    1,291,250
                                                                -------------
REAL ESTATE*--15.9%
Alexandria Real Estate Equities, Inc. ...........       52,000      1,644,500
AMRESCO Capital Trust............................      100,000      1,000,000
Associated Estates Realty Corporation............       57,700        659,944
Avalon Bay Communities, Inc......................       31,500      1,114,313
Boston Properties, Inc...........................       30,700      1,103,281
Cabot Industrial Trust...........................       49,900      1,072,850
CarrAmerica Realty Corporation...................       42,000      1,047,375
Charles E. Smith Residential Realty, Inc. .......       37,000      1,278,813
Commercial Net Lease Realty......................       75,000        989,062
Crescent Real Estate Equities Company............       70,000      1,614,375
FelCor Lodging Trust Incorporated................       38,000        862,125
First Washington Realty Trust, Inc...............       34,900        759,075
Healthcare Realty Trust, Inc.....................      132,587      2,867,194
Highwoods Properties, Inc........................       46,000      1,210,375
Home Properties of New York, Inc.................       37,000        964,313
Hospitality Properties Trust.....................       38,000      1,030,750
IndyMac Mortgage Holdings, Inc...................       50,000        740,625
Kimco Realty Corporation.........................       30,000      1,198,125
LaSalle Hotel Properties.........................       35,000        492,188
LTC Properties, Inc..............................       25,000        332,813
Meditrust Companies..............................       46,000        638,250
National Golf Properties, Inc....................       45,000      1,161,562
Patriot American Hospitality, Inc................      107,333        556,790
Prison Realty Trust, Inc.........................       31,000        391,375
ProLogis Trust...................................       56,400      1,152,675
RFS Hotel Investors, Inc. .......................       78,000      1,067,625
Reckson Associates Realty Corporation............       30,000        776,250
Regency Realty Corporation.......................       59,000      1,301,687
SL Green Realty Corp. ...........................       16,400        356,700
Shurgard Storage Centers, Inc....................       42,200      1,147,312


                       See Notes to Financial Statements.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (continued) (unaudited)


                                                    NUMBER OF   MARKET VALUE
COMMON STOCK (concluded)                             SHARES       (NOTE 1)
                                                   -----------  -------------
REAL ESTATE (concluded)
Sovran Self Storage, Inc.........................       15,000  $     374,062
Starwood Hotels & Resorts........................       25,000        818,750
Tanger Factory Outlet Centers, Inc. .............       26,000        648,375
United Dominion Realty Trust, Inc. ..............       45,000        497,812
Weeks Corporation................................       39,000      1,218,750
                                                                -------------
                                                                   34,090,071
                                                                -------------
TELECOMMUNICATIONS--1.6%
BCE Inc..........................................       22,900      1,054,831
GTE Corporation..................................       11,500        725,219
U S West, Inc. ..................................       30,800      1,665,125
                                                                -------------
                                                                    3,445,175
                                                                -------------
UTILITIES--13.4%
Avista Corporation...............................       35,000        632,187
BEC Energy.......................................       31,200      1,372,800
Cinergy Corp. ...................................       30,000      1,023,750
Columbia Energy Group............................       12,800        684,800
Consolidated Natural Gas Company.................       60,000      3,566,250
FirstEnergy Corp. ...............................       41,000      1,304,312
Illinova Corporation.............................       82,100      2,232,094
KeySpan Energy Corporation.......................       41,000      1,107,000
Kinder Morgan Energy Partners L.P. ..............       30,000      1,117,500
K N Energy Inc. .................................       48,600      1,041,863
MCN Energy Group Inc. ...........................      115,500      2,310,000
MDU Resources Group, Inc.........................       44,000      1,006,500
New Century Energies, Inc........................       25,600      1,035,200
NICOR Inc. ......................................       16,600        624,575
NiSource Inc. ...................................       21,700        606,244
OGE Energy Corp..................................        8,800        226,600
SCANA Corporation................................       44,000      1,174,250
TECO Energy, Inc.................................       44,000      1,020,250
USEC Inc. .......................................      250,000      2,750,000
Washington Gas Light Company.....................       62,900      1,537,119
Western Resources, Inc. .........................       79,100      2,298,844
                                                                -------------
                                                                   28,672,138
                                                                -------------
TOTAL COMMON STOCK (COST $81,823,327)............                  73,790,138
                                                                -------------
CONVERTIBLE PREFERRED STOCK--16.4%
AGRICULTURAL PHARMACEUTICALS--0.3%
Monsanto Company 'ACES' 6.500%...................       16,500        684,750
                                                                -------------
                                                                      684,750
                                                                -------------
BANKING & FINANCE--1.3%
Mandatory Common Exchange Trust
'TIMES' 7.250% (a)...............................       60,000        270,000
WBK 'STRYPES' Trust 10.000%......................       80,000      2,575,000
                                                                -------------
                                                                    2,845,000
                                                                -------------


                       See Notes to Financial Statements.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (continued) (unaudited)


                                                    NUMBER OF   MARKET VALUE
CONVERTIBLE PREFERRED STOCK (continued)              SHARES       (NOTE 1)
                                                   -----------  -------------
BASIC INDUSTRIES--0.5%
United Rentals Trust I 'QUIPS' 6.500%............       22,000  $     995,500
                                                                -------------
                                                                      995,500
                                                                -------------
COMPUTER EQUIPMENT--0.2%
'DECS' Trust IV 7.000% (b).......................       50,000        359,375
                                                                -------------
                                                                      359,375
                                                                -------------
CONSUMER CYCLICAL--0.7%
Cendant Corporation 'PRIDES' 7.500%..............       50,000      1,587,500
                                                                -------------
                                                                    1,587,500
                                                                -------------
CONSUMER PRODUCTS--1.4%
Estee Lauder 'TRACES' 6.250%.....................       22,400      1,797,600
Newell Financial Trust I 'QUIPS' 5.250%..........       21,700      1,131,113
                                                                -------------
                                                                    2,928,713
                                                                -------------
ENERGY--1.2%
K N Energy, Inc. 'PEPS' Units 8.250%.............       40,000      1,430,000
Tosco Financing Trust 5.750%.....................       25,000      1,206,250
                                                                -------------
                                                                    2,636,250
                                                                -------------
HOME BUILDERS--1.0%
Kaufman & Broad Home Corporation
'PRIDES' 8.250%..................................      113,000        939,313
TXI Capital Trust I 'SPuRS' 5.500%...............       29,600      1,106,300
                                                                -------------
                                                                    2,045,613
                                                                -------------
INSURANCE--3.2%
Aetna Inc. 6.250%................................       20,000      1,508,750
Conseco Financing Trust IV 'PRIDES' 7.000%.......       55,600      2,276,125
Lincoln National Corporation
'PRIDES' 7.750%..................................      115,000      2,990,000
                                                                -------------
                                                                    6,774,875
                                                                -------------
LEISURE & ENTERTAINMENT--0.5%
Premier Parks Inc. 'PIES' 7.500%.................       15,000        997,500
                                                                -------------
                                                                      997,500
                                                                -------------
REAL ESTATE--0.3%
Host Marriott Financial Trust
'QUIPS' 6.750%...................................       17,500        745,937
                                                                -------------
                                                                      745,937
                                                                -------------
RETAIL--0.9%
CVS 'TRACES' 6.000%..............................       22,500      1,890,000
                                                                -------------
                                                                    1,890,000
                                                                -------------
SUPPLIERS EQUIPMENT--0.3%
Peak 'TrENDS' Trust 9.000%.......................      101,500        672,437
                                                                -------------
                                                                      672,437
                                                                -------------
TELECOMMUNICATIONS--1.3%
Adelphia Communications
Corporation 5.500%...............................        2,000        437,000
Global Telesystems Group, Inc. 7.250%+...........       20,000      1,245,000
WinStar Communications, Inc. 7.000%..............       20,000      1,157,500
                                                                -------------
                                                                    2,839,500
                                                                -------------


                       See Notes to Financial Statements.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (continued) (unaudited)


                                                          NUMBER OF   MARKET VALUE
CONVERTIBLE PREFERRED STOCK (concluded)                    SHARES       (NOTE 1)
                                                         -----------  -------------
TECHNOLOGY--0.9%
Merrill Lynch & Co., Inc. 'STRYPES' 7.875%(c)..........       18,000  $     834,750
PSINet Inc. Series C 6.375%............................       25,000      1,175,000
                                                                      -------------
                                                                          2,009,750
                                                                      -------------
UTILITIES--2.4%
Calenergy Capital Trust III 6.500%.....................       15,000        699,375
Texas Utilities Company 'PRIDES' 9.250%................       80,000      4,415,000
                                                                      -------------
                                                                          5,114,375
                                                                      -------------
TOTAL CONVERTIBLE PREFERRED STOCK
(COST $39,221,215).....................................                  35,127,075
                                                                      -------------



                                                          PRINCIPAL
NON-CONVERTIBLE BONDS--41.6%                                AMOUNT
                                                         ------------
APPAREL--0.9%
Supreme International Corporation
12.250%, 4/01/06+......................................  $  2,000,000     2,000,000
                                                                       ------------
                                                                          2,000,000
                                                                       ------------
BASIC INDUSTRIES--1.6%
Enterprises Shipholding Corporation
8.875%, 5/01/08........................................     2,000,000     1,330,000
United Rentals (North America), Inc.
9.500%, 6/01/08........................................     2,000,000     2,035,000
                                                                       ------------
                                                                          3,365,000
                                                                       ------------
CABLE, MEDIA & PUBLISHING--2.4%
Fox Family Worldwide, Inc. 9.250%, 11/01/07............     2,500,000     2,437,500
Regal Cinemas, Inc. 9.500%, 6/01/08....................     2,800,000     2,667,000
                                                                       ------------
                                                                          5,104,500
                                                                       ------------
CHEMICALS--0.5%
Lyondell Chemical Co. 9.625%, 5/01/07+.................     1,000,000     1,015,000
                                                                       ------------
                                                                          1,015,000
                                                                       ------------
CONSUMER PRODUCTS--2.7%
Pillowtex Corporation 9.000%, 12/15/07.................     1,500,000     1,466,250
Playtex Family Products Corporation
9.000%, 12/15/03.......................................     2,500,000     2,543,750
Revlon Consumer Products Corporation
8.625%, 2/01/08........................................     2,000,000     1,900,000
                                                                       ------------
                                                                          5,910,000
                                                                       ------------
ENERGY--3.1%
Ocean Energy, Inc. 8.375%, 7/01/08.....................       500,000       495,000
Ocean Energy, Inc. 8.875%, 7/15/07.....................       500,000       500,000
Parker Drilling Company 9.750%, 11/15/06...............     3,000,000     2,685,000
Tokheim Corporation, 11.375%, 8/01/08..................     3,000,000     2,970,000
                                                                       ------------
                                                                          6,650,000
                                                                       ------------


                       See Notes to Financial Statements.

                                       12
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (continued) (unaudited)


                                                         PRINCIPAL    MARKET VALUE
NON-CONVERTIBLE BONDS (continued)                          AMOUNT       (NOTE 1)
                                                        ------------  -------------
FINANCIAL SERVICES--3.0%
AMRESCO, Inc. 9.875%, 3/15/05.........................  $  3,000,000  $   2,471,250
CB Richard Ellis Services, Inc.
8.875%, 6/01/06.......................................     2,000,000      1,955,000
DVI, Inc. 9.875%, 2/01/04.............................     2,000,000      1,970,000
                                                                      -------------
                                                                          6,396,250
                                                                      -------------
FOOD, BEVERAGE & TOBACCO--2.7%
Canandaigua Brands, Inc. 8.750%, 12/15/03.............     2,000,000      2,005,000
Jitney-Jungle Stores of America, Inc.
10.375%, 9/15/07......................................     2,500,000      1,937,500
Nash-Finch Company 8.500%, 5/01/08....................     2,000,000      1,830,000
                                                                      -------------
                                                                          5,772,500
                                                                      -------------
GAMING--0.7%
Players International, Inc. 10.875%, 4/15/05..........     1,500,000      1,590,000
                                                                      -------------
                                                                          1,590,000
                                                                      -------------
HEALTHCARE--1.9%
Integrated Health Services, Inc.
9.250%, 1/15/03.......................................     2,500,000      1,637,500
Sun Healthcare Group, Inc. 9.375%, 5/01/08+...........     2,000,000        410,000
Team Health Inc. 12.000%, 3/15/09+....................     2,000,000      2,030,000
                                                                      -------------
                                                                          4,077,500
                                                                      -------------
HOME BUILDERS--1.4%
Standard Pacific Corp. 8.000%, 2/15/08................     2,000,000      1,965,000
The Ryland Group, Inc. 10.500%, 7/01/06...............     1,000,000      1,085,000
                                                                      -------------
                                                                          3,050,000
                                                                      -------------
HOTELS--0.9%
Sun International Hotels Limited
8.625%, 12/15/07......................................     2,000,000      1,980,000
                                                                      -------------
                                                                          1,980,000
                                                                      -------------
LEISURE & ENTERTAINMENT--6.2%
Bally Total Fitness Holding Corporation
9.875%, 10/15/07......................................     1,800,000      1,777,500
Extended Stay America, Inc. 9.150%, 3/15/08...........     1,500,000      1,445,625
Host Marriott Travel Plaza 9.500%, 5/15/05............     1,500,000      1,537,500
Marvel Enterprises, Inc. 12.000%, 6/15/09+............     2,000,000      2,072,500
Park Place Entertainment Corporation,
7.875%, 12/15/05+.....................................     3,000,000      2,895,000
Premier Parks Inc. 9.250%, 4/01/06....................     2,500,000      2,550,000
Speedway Motorsports Inc. 8.500%, 8/15/07+............     1,000,000      1,025,000
                                                                      -------------
                                                                         13,303,125
                                                                      -------------
REAL ESTATE--0.7%
HMH Properties Inc. 7.875%, 8/01/05...................     1,500,000      1,428,750
                                                                      -------------
                                                                          1,428,750
                                                                      -------------
RETAIL--1.3%
Eye Care Centers of America, Inc.
9.125%, 5/08/08.......................................     2,000,000      1,730,000
Specialty Retailers, Inc. 8.500%, 7/15/05.............     1,450,000        993,250
                                                                      -------------
                                                                          2,723,250
                                                                      -------------


                       See Notes to Financial Statements.

                                       13
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (continued) (unaudited)


                                                         PRINCIPAL    MARKET VALUE
NON-CONVERTIBLE BONDS (concluded)                          AMOUNT       (NOTE 1)
                                                        ------------  -------------

TELECOMMUNICATIONS--10.5%
Alestra S.A. 12.125%, 5/15/06+........................  $  2,000,000  $   1,905,000
Allegiance Telecom Inc. 12.875%, 5/15/08..............     2,000,000      2,180,000
Echostar DBS Corp. 9.250%, 02/01/06+..................     2,000,000      2,012,500
Intermedia Communations Inc.
9.500%, 3/01/09+......................................     2,000,000      1,970,000
Level 3 Communications Inc.
9.125%, 5/01/08.......................................     3,000,000      2,940,000
Nextel Partners Inc. 0.000%, 2/01/04+(d)..............     1,000,000        540,000
Nextel Partners Inc. 12.000%, 11/01/08+...............     2,250,000      2,553,750
NTL Incorporated 11.500%, 10/01/08+...................     1,000,000      1,095,000
RCN Corporation 10.000%, 10/15/07.....................     1,500,000      1,507,500
Rhythms NetConnections Inc.
12.750%, 4/15/09+.....................................     3,000,000      2,820,000
RSL Communications plc 10.500%, 11/15/08..............     1,500,000      1,515,000
Worldwide Fiber Inc. 12.500%, 12/05/05+...............     1,500,000      1,556,250
                                                                      -------------
                                                                         22,595,000
                                                                      -------------
TRANSPORTATION & SHIPPING--1.1%
Northwest Airlines, Inc. 8.700%, 3/15/07..............     2,000,000      1,969,268
Preston Corporation 7.000%, 5/01/11...................       500,000        400,625
                                                                      -------------
                                                                          2,369,893
                                                                      -------------
TOTAL NON-CONVERTIBLE BONDS
(COST $94,765,040)....................................                   89,330,768
                                                                      -------------
CONVERTIBLE BONDS--6.6%

BIOTECHNOLOGY--0.2%
Centocor Inc. 4.750%, 2/15/05.........................       500,000        540,000
                                                                      -------------
                                                                            540,000
                                                                      -------------
ELECTRONICS--0.3%
Sanmina Corp. 4.250%, 5/01/04+........................       500,000        560,000
                                                                      -------------
                                                                            560,000
                                                                      -------------
HEALTHCARE--1.8%
Aethna Neurosciences Inc. 4.750%, 11/15/04............     1,000,000      1,037,500
Quintiles Transnational Corp.
4.250%, 5/31/00.......................................     1,000,000      1,105,000
Sunrise Assisted Living, Inc. 5.500%, 6/15/02.........     1,500,000      1,749,375
                                                                      -------------
                                                                          3,891,875
                                                                      -------------
LEISURE & ENTERTAINMENT--0.9%
Activision, Inc. 6.750%, 1/01/05......................     2,140,000      1,995,550
                                                                      -------------
                                                                          1,995,550
                                                                      -------------


                       See Notes to Financial Statements.

                                       14
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SCHEDULE OF INVESTMENTS (concluded) (unaudited)


                                                        PRINCIPLE     MARKET VALUE
CONVERTIBLE BONDS (concluded)                             AMOUNT        (NOTE 1)
                                                       ------------  ---------------

TECHNOLOGY--1.4%
Arbor Software Corp.
4.500%, 3/15/05......................................  $  1,750,000  $     1,225,000
National Data Corporation
5.000%, 11/01/03.....................................     1,500,000        1,631,250
MindSpring Enterprises, Inc.
5.000%, 4/15/06......................................       100,000           86,625
                                                                     ---------------
                                                                           2,942,875
                                                                     ---------------
TELECOMMUNICATIONS--0.8%
ITC/DeltaCom, Inc. 4.500%, 5/15/06+..................     1,500,000        1,618,125
                                                                     ---------------
                                                                           1,618,125
                                                                     ---------------
TEXTILES--0.7%
Fieldcrest Cannon, Inc. 6.000%, 3/15/12..............     1,892,000        1,520,695
                                                                     ---------------
                                                                           1,520,695
                                                                     ---------------
UTILITIES--0.5%
The AES Corporation 4.500%, 8/15/05..................     1,000,000        1,131,250
                                                                     ---------------
                                                                           1,131,250
                                                                     ---------------
TOTAL CONVERTIBLE BONDS
(COST $14,586,790)...................................                     14,200,370
                                                                     ---------------
TOTAL INVESTMENTS--99.0%
  (COST $230,396,372)................................                    212,448,351
OTHER ASSETS IN EXCESS OF
LIABILITIES--1.0%....................................                      2,078,017
                                                                     ---------------
NET ASSETS--100%.....................................                $   214,526,368
                                                                     ---------------


------------------
ACES--Adjustable Conversion-rate Equity Security
DECS--Dividend Enhanced Convertible Stock
PIES--Premium Income Equity Security
PEPS--Premium Equity Participating Security
PRIDES--Preferred Redeemable Increased Dividend Security
QUIPS--Quarterly Income Preferred Security
SPuRS--Shared Preference Redeemable Security
STRYPES--Structured Yield Product Exchangeable For Stock
TIMES--Trust Issued Mandatory Exchange Security
TRACES--Trust Automatic Common Exchange Security
TrENDS--Trust Enhanced Dividend Security

 * Real Estate Investment Trust.
 + Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, these securities amounted to $28,078,125 or 13.1% of net assets.
(a) Convertible into common stock of FIRSTPLUS Financial Group, Inc.
(b) Convertible into common stock of Maxtor Corporation.
(c) Convertible into common stock of CIBER, Inc.
(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 1999.

                       See Notes to Financial Statements.

                                       15
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 1999 (UNAUDITED)


ASSETS:
Investments, at value (cost $230,396,372) (Note 1).............  $   212,448,351
Cash...........................................................          720,843
Interest receivable............................................        2,451,203
Dividends receivable...........................................          353,010
Prepaid expenses...............................................            9,826
                                                                 ---------------
Total assets...................................................      215,983,233
                                                                 ---------------
LIABILITIES:
Payable for securities purchased...............................          676,950
Dividends to shareholders......................................          474,390
Payable for investment management fees (Note 2)................          171,363
Payable for administration fees (Note 2).......................           27,057
Accrued expenses and other liabilities.........................          107,105
                                                                 ---------------
Total liabilities..............................................        1,456,865
                                                                 ---------------
NET ASSETS.....................................................  $   214,526,368
                                                                 ---------------
                                                                 ---------------
NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value
    (authorized 100,000,000 shares)............................  $       155,371
  Paid-in surplus..............................................      231,992,469
  Distributions in excess of net investment income.............       (2,743,441)
  Accumulated net realized gain on investments.................        3,069,991
  Net unrealized depreciation on investments...................      (17,948,022)
                                                                 ---------------
NET ASSETS.....................................................  $   214,526,368
                                                                 ---------------
                                                                 ---------------
NET ASSET VALUE PER SHARE:
  $214,526,368/15,537,071 shares of Common Stock issued and
    outstanding................................................  $         13.81
                                                                 ---------------
                                                                 ---------------


                       See Notes to Financial Statements.

                                       16
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
MAY 31, 1999 (UNAUDITED)


INVESTMENT INCOME: (NOTE 1)
Interest and discount earned....................................  $   4,235,486
Dividends (net of $5,422 foreign withholding tax)...............      4,029,583
                                                                  -------------
Total investment income.........................................      8,265,069
                                                                  -------------
EXPENSES:
Investment management fees (Note 2).............................      1,017,166
Administration fees (Note 2)....................................        160,605
Transfer agent fees.............................................         48,412
Professional fees...............................................         47,815
Printing and shareholder reports................................         18,389
Registration fees...............................................         14,663
Custodian fees..................................................         14,416
Directors' fees and expenses....................................          6,981
Pricing fees....................................................          4,948
Other operating expenses........................................         14,975
                                                                  -------------
Total expenses..................................................      1,348,370
                                                                  -------------
NET INVESTMENT INCOME...........................................      6,916,699
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (NOTE 1)
Net realized gain on investments................................      2,472,391
Change in net unrealized depreciation on investments............     (5,406,208)
                                                                  -------------
Net realized and unrealized loss on investments.................     (2,933,817)
                                                                  -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  (3,982,882)
                                                                  -------------
                                                                  -------------


                       See Notes to Financial Statements.

                                       17
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

STATEMENT OF CHANGES IN NET ASSETS


                                                FOR THE SIX
                                               MONTHS ENDED   FOR THE PERIOD FROM
                                               MAY 31, 1999    JUNE 29, 1998* TO
                                                (UNAUDITED)    NOVEMBER 30, 1998
                                             ---------------  ----------------------
OPERATIONS:
Net investment income......................  $    6,916,699   $        6,292,619
Net realized gain on investments...........       2,472,391              597,600
Change in net unrealized
depreciation on investments................      (5,406,208)         (12,541,814)
                                             ---------------  ----------------------
Net increase (decrease) in net assets
resulting from operations..................       3,982,882           (5,651,595)
                                             ---------------  ----------------------

Dividends and distributions to
shareholders from:
Net investment income......................      (6,859,812)          (6,292,619)
Distributions in excess of net
investment income..........................      (2,743,441)             (56,887)
                                             ---------------  ----------------------
Net decrease in net assets resulting
from dividends and distributions...........      (9,603,253)          (6,349,506)
                                             ---------------  ----------------------

CAPITAL STOCK TRANSACTIONS:
Net proceeds from initial public
offering...................................              --          229,500,000
Offering costs charged to paid in
capital....................................              --             (660,580)
Reinvestment of dividends resulting
in the issuance of Common Stock                     994,563            2,213,852
                                             ---------------  ----------------------
Net increase in net assets resulting
from Common Stock transactions.............         994,563          231,053,272
                                             ---------------  ----------------------

Total increase (decrease) in net assets          (4,625,808)         219,052,171
                                             ---------------  ----------------------

NET ASSETS:
Beginning of period........................     219,152,176              100,005
                                             ---------------  ----------------------
End of period (including distributions
in excess of net investment income
of $2,743,441 and $56,887,
respectively)..............................  $  214,526,368   $      219,152,176
                                             ---------------  ----------------------
                                             ---------------  ----------------------


------------------
*Commencement of investment operations.

                       See Notes to Financial Statements.

                                       18
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

FINANCIAL HIGHLIGHTS


                                               FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS       MONTHS ENDED     FOR THE PERIOD FROM
HAVE BEEN DERIVED FROM INFORMATION PROVIDED   MAY 31, 1999      JUNE 29, 1998* TO
IN THE FINANCIAL STATEMENTS.                   (UNAUDITED)      NOVEMBER 30, 1998
                                             ---------------  ----------------------



NET ASSET VALUE, BEGINNING OF
PERIOD......................................  $      14.17      $     14.96+
                                              ----------------  ---------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (1)...................          0.45             0.40
Net realized and unrealized gain
(loss) on investment
transactions................................         (0.19)           (0.78)
                                              ----------------  ---------------
Total from investment operations                      0.25            (0.38)
                                              ----------------  ---------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
income......................................         (0.44)           (0.41)
Distributions in excess of net
investment income...........................         (0.18)              --
                                              ----------------  ---------------
Total dividends and distributions                    (0.62)           (0.41)
                                              ----------------  ---------------
NET ASSET VALUE, END OF PERIOD..............  $      13.81      $     14.17
                                              ----------------  ---------------
                                              ----------------  ---------------
MARKET VALUE, END OF PERIOD.................  $      13.25      $     14.19
                                              ----------------  ---------------
                                              ----------------  ---------------
TOTAL RETURN BASED ON: (2)
Market value................................         (2.26)%          (2.62)%
                                              ----------------  ---------------
                                              ----------------  ---------------
Net asset value.............................          1.99%           (2.48)%
                                              ----------------  ---------------
                                              ----------------  ---------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)...............................  $    214,526      $   219,152
                                              ----------------  ---------------
                                              ----------------  ---------------
Ratio of total operating expenses to
average weekly net assets...................          1.26%(3)         1.32%(3)
Ratio of net investment income to
average weekly net assets...................          6.48%(3)         6.99%(3)
  Portfolio turnover........................            52%              27%


------------------
 *  Commencement of operations.
 + Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Annualized.

                       See Notes to Financial Statements.

                                       19
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

NOTES TO FINANCIAL STATEMENTS (unaudited)

Chartwell Dividend and Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the 'Manager'). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PNC Bank, N.A., the Fund's custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders monthly from net investment income and short-term gains. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. The Fund's fixed dividend policy may result in a tax return of capital.

                                       20
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. 'Managed Assets' means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the 'Administrator'). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an 'affiliated person' as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the six months ended May 31, 1999, the Fund incurred fees of $67,216, of which $33,853 has been expensed, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For six months ended May 31, 1999, purchases and sales of investments, excluding short-term investments, totaled $112,989,587 and $109,932,205, respectively.

At May 31, 1999, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:


Cost of investments                                        $   230,396,372
                                                           ---------------
                                                           ---------------

Gross unrealized appreciation                              $     3,837,376
Gross unrealized depreciation                                  (21,785,398)
                                                           ---------------
Net unrealized depreciation                                $   (17,948,022)
                                                           ---------------
                                                           ---------------


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                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

NOTE 4. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the shares of common stock outstanding at May 31, 1999, the Manager owned 7,129 shares.

Offering costs were charged to capital upon completion of the initial public offering of the common stock.

For the period from June 29, 1998 (commencement of investment operations) to November 30, 1998 and for the six months ended May 31, 1999, the Fund issued 156,782 shares and 73,622 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 5. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB+ or lower by S&P and/or Ba1 by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 6. SUBSEQUENT EVENT

On June 1, 1999, the Board of Directors of the Fund declared a dividend of $0.1033 per share payable on June 30, 1999, to shareholder of record on June 18, 1999.

                                       22
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 1999

--------------------------------------------------------------------------------

                         SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of the Chartwell Dividend and Income Fund was held on April 21, 1999 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. The description of each proposal and number of shares voted at the meeting are as follows:


-----------------------------------------------------------------------------------------
                                                                       VOTES      VOTES
                                                         VOTES FOR    AGAINST   WITHHELD
-----------------------------------------------------------------------------------------
1.  To elect the following
   director to serve as Class
    I director for a one-year
    term expiring in 2000:      Kenneth F. Herlihy      13,534,134      --       177,452

To elect the following
   directors to serve as Class
   II directors for a two-year  Bernard P. Schaffer     13,535,134      --       176,452
   term expiring in 2001:       Kevin A. Melich         13,534,134      --       177,452

To elect the following
   directors to serve as Class
   III directors for a
   three-year term expiring in  Winthrop S. Jessup      13,535,134      --       176,452
   2002:                        William Kronenberg III  13,534,134      --       177,452



-----------------------------------------------------------------------------------------
                                                                       VOTES      VOTES
                                                         VOTES FOR    AGAINST   WITHHELD
-----------------------------------------------------------------------------------------
2.  To ratify the selection of
   PricewaterhouseCoopers LLP
    as independent public
   accountants for the fiscal
   year ending November 30,
   1999:                                                13,345,349    137,201    229,036


--------------------------------------------------------------------------------

                                       23
                                    -------
                               C H A R T W E L L

DIRECTORS

Winthrop S. Jessup, Chairman
Kenneth F. Herlihy
William Kronenberg III
Kevin A. Melich
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, South 330
Berwyn, PA 19312

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543

CUSTODIAN AND TRANSFER AGENT
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

Chrtw--5/99

                                ASSET ALLOCATION
                              (AS OF MAY 31, 1999)